Exhibit 99.1

HeartCore Signs Fifth Go IPO Agreement with SBC Medical Group

NEW YORK, NY and TOKYO, JAPAN – November 23, 2022 – HeartCore Enterprises, Inc. (“HeartCore” or the “Company”), a leading software development company, announced that it has signed an agreement (“Consulting Agreement”) with SBC Medical Group, Inc. (“SBC Medical”), for its fifth Go IPO consulting service within an eight-month period.

As part of the Consulting Agreement, HeartCore will assist SBC Medical in its efforts to go public and list on the Nasdaq Stock Market (“Nasdaq”). Through Go IPO, the Company services clients by assisting throughout the audit and legal firm hiring process, translating requested documents into English, assisting in the preparation of documentation for internal controls required for an initial public offering or de-SPAC, providing general support services, assisting in the preparation of the S-1 or F-1 filing, and more. As compensation for its services, HeartCore expects to generate from SBC Medical an aggregate of $900,000 in initial fees. In addition, HeartCore has received a warrant to acquire 2.7% of SBC Medical’s common stock, on a fully diluted basis.

“Japanese companies continue to express interest in listing on the U.S. markets, and our team has successfully taken advantage of this wave as we executed our fifth Go IPO win of 2022,” said CEO Sumitaka Yamamoto. “Prospective Japanese Go IPO clients have appreciated our expertise in helping private companies kickstart and navigate their capital markets journey with our white glove service and catered consultation, which has resulted in a robust business pipeline for HeartCore.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading software development company offering Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. Furthermore, HeartCore offers “Go IPO,” a consulting service where it assists private companies with uplisting onto the Nasdaq Stock Market. Additional information about the Company’s products and services is available at www.heartcore.co.jp and https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward- looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gatewayir.com

(949) 574-3860